UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

PHI GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements

Effective January 26, 2022, PHI Group, Inc. (“the Registrant”) signed Agreements of Purchase and Sale with KOTA Construction LLC and KOTA Energy Group LLC, both of which are California limited liability companies (collectively referred to as “KOTA”), to acquire 50.10% of Kota Energy Group LLC for $12,524,469 and 50.10% of Kota Construction LLC for $51,600,531, totaling $64,125,000, to be paid in cash. The closing date of these transactions shall be the date on which the closing actually occurs, which is expected to happen as soon as possible and no later than forty-five days from the effective day.

The foregoing description of Agreements of Purchase and Sale by and between the Registrant and KOTA is qualified in their entirety by reference to the full text of said Agreements, which are as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

KOTA, operating under two legal entities as Kota Energy Group LLC and Kota Construction LLC, provides solutions for solar energy to residential and commercial customers, with unique competitive advantages. As one of the fastest growing sales and installation engines in the country, KOTA prioritizes itself to have the best employee and customer experience possible, through its high standard of installation quality, its industry leading technology platforms, which enable increased sales volume, while maintaining fast, and transparent project timelines. It’s strategic partnerships with key players in the solar industry, have increased margins, while delivering top tier products to customers, without sacrificing quality. KOTA’s guiding core values of “Become, Create, Give” have been the driving factor in decision making that have led it to become the most highly sought-after solar company to work with in the solar industry. Website: KOTA Energy Group: https://www.kotasolar.com

KOTA’s management has devised a plan to accelerate the company’s growth and expansion and is confident that with adequate financial resources KOTA can generate up to one billion dollars in revenue within the next twelve months.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1.	Agreement of Purchase and Sale by and between PHI Group, Inc. and KOTA Construction LLC.

10.2.	Agreement of Purchase and Sale by and between PHI Group, Inc. and KOTA Energy Group LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2022

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO